Mortgage Capital Funding, Inc.                    State Street Corporate Trust
Multifamily/Commercial Pass-Through Certificates  corporatetrust.statestreet.com
Series 1998-MC2                                   Payment Date: July 18,  1998
Citibank / J.P. Morgan & Co.                      Report ID B273-01

Distribution of Current Scheduled Principal Balances

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                   Current
                   Scheduled          # of                                     % Tot            Weighted Averages
                   Principal           Mtg            Sched Prin               Sched                    Mnths       Mort
                    Balance           Props.           Balance                  Bal         DSCR*       to Mat      Rate
-------------------------------------------------------------------------------------------------------------------------------
           Less Than 999,999.99        12               9,897,191               0.98%       1.54        134.06      7.330
                  1,000,000.00+        35              49,310,691               4.89%       1.47        138.15      7.459
                  1,750,000.00+        27              58,678,510               5.82%       1.37        133.01      7.464
                  2,500,000.00+        34             121,880,385              12.09%       1.46        142.94      7.526
                  5,000,000.00+        13              79,814,098               7.91%       1.33        131.54      7.367
                  7,500,000.00+        11              99,383,296               9.86%       1.37        122.50      7.316
                 10,000,000.00+        10             128,540,582              12.75%       1.37        140.70      7.133
                 15,000,000.00+         6             171,162,499              16.97%       1.18         66.29      7.513
                100,000,000.00+         2             289,767,993              28.73%       1.54         43.94      6.915
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Total                                 150           1,008,435,245             100.00%       1.40         97.38      7.256
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Distribution of Current Mortgage Interest Rates


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                   Current
                   Mortgage           # of                                     % Tot            Weighted Averages
                   Interest            Mtg            Sched Prin               Sched                    Mnths        Mort
                       Rate           Props.           Balance                  Bal         DSCR*       to Mat       Rate
-------------------------------------------------------------------------------------------------------------------------------
           Less Than 6.999%            10             175,365,024              17.39%       1.69        116.95       6.763
                   7.000% +            43             389,696,873              38.64%       1.34         67.08       7.091
                   7.250% +            35             137,243,864              13.61%       1.45        137.17       7.352
                   7.500% +            55             281,673,542              27.93%       1.28        103.55       7.650
                   8.000% +             4              17,024,917               1.69%       1.33        157.75       8.157
                   8.500% +             2               5,864,584               0.58%       1.71        118.00       8.707
                   9.000% +             1               1,566,440               0.16%       1.46        116.00       9.020
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Total                                 150           1,008,435,245             100.00%       1.40         97.38       7.256
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Distribution of Remaining Stated Term (Balloon Loans Only)

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                   Remaining
                      Stated          # of                                     % Tot            Weighted Averages
                        Term           Mtg            Sched Prin               Sched                    Mnths        Mort
                     (Months)         Props.           Balance                  Bal         DSCR*       to Mat       Rate
-------------------------------------------------------------------------------------------------------------------------------
                   Less Than 36         2             205,308,878              23.39%       1.34          0.00        7.084
                          37-96         3              11,926,262               1.36%       1.36         78.83        7.261
                         97-120        94             564,475,777              64.30%       1.46        116.96        7.193
                        121-180        12              55,487,220               6.32%       1.42        173.64        7.471
                           180+        13              40,717,280               4.64%       1.39        232.66        7.414
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                      Total           124             877,915,417             100.00%       1.43         98.04        7.196
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